ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2018
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable and allowance for doubtful accounts consist of the following at December 31, 2018 and 2017:

	December 31,	December 31,
	2018	2017

Accounts receivable	$1,817,767	$1,835,197
Allowance for doubtful accounts	(49,963)	(201,647)
Accounts receivable, net	$1,767,804	$1,633,550

Accounts receivables are primarily due from the customers - real estate developers and are recognized and carried at the amount billed to a customer, net of allowance for doubtful accounts, which is an estimate for credit losses based on a review of all outstanding amounts on a periodic basis. The Company maintains an allowance for doubtful accounts which required significant judgments by management. The Company establishes a provision for doubtful accounts receivable when there is objective evidence that the Company may not be able to collect the receivables when due. The allowance is based on management's best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. Based on customers’ credit, business, financial status, payment history and ongoing relationship, management makes conclusions on whether any balances outstanding at the end of each reporting period will be deemed uncollectible on an individual basis and on an aging trend analysis basis. Accounts receivable balances are written-off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable.

As of December 31, 2018, we reserved $49,963 allowance for doubtful account, which was 20% of the accounts receivable from two customers due to the collectability. The account receivable balance from these two customers were $403,930 at December 31, 2018. We collected   $154,117 from one of the two customers during the months of January and February 2019 and no additional amount collected since February 2019.

As of December 31, 2017, we reserved $201,647 allowance for doubtful account, which was 20% of the accounts receivable balance from two customers due to the collectability. For the period from January 01, 2018 to January 31, 2019, $ 568,197 and $481,169 accounts receivable from these two customers have been collected. The company reduced allowance for doubtful accounts balance as of December 31, 2018 to reflect the subsequent collections.

Major Customers

During the year ended December 31, 2018, our top four customers represented approximately 76% of our total net revenues, with 28%, 25%, 12% and 11%, respectively, from Ge Diao Ping Yuan, Ping Yue Jian Nan, Zi Xi Tai and Ge Diao Song Jian. The accounts receivable from these four customers were $230,803, $62,783, $67,969 and $120,080, respectively, as of December 31, 2018

During the year ended December 31, 2017, our top four customers represented approximately 77% of our total net revenues, with 23%, 21%, 19% and 14%, respectively, from Binhai Land Purchase Co., Ltd, Tianjin Jingshang Property Co., Ltd., Tianjin Jiantai Real Estate Development Co., Ltd., and Tianjin Binhai New City Investment Co., Ltd., and the accounts receivable from these four customers were $469,640, $592,788, $22,557 and $196,982, respectively, as of December 31, 2017.